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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 21, 1995, with respect to the financial statements of NOA Holding Company included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-5351) and related Prospectus of Universal Outdoor Holdings, Inc.



                                          /s/ ERNST & YOUNG LLP



Minneapolis, Minnesota
July 17, 1996